SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 24, 2013

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

0001084717	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the current report on Form 8-K filed by the Registrant on April 24, 2013 to include the updated press release that is attached hereto as Exhibit 99.1.

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On April 24, 2013, Pacific Continental Corporation (the “Company”) issued a press release announcing earnings for the first quarter ended March 31, 2013. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings or document.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not Applicable

(d) Exhibits

99.1	Press Release dated April 24, 2013, announcing earnings for the first quarter ended March 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2013

PACIFIC CONTINENTAL CORPORATION

By:	/s/ Michael A. Reynolds
Michael A. Reynolds
Executive Vice President Chief Financial Officer

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